Moody National REIT, I Inc. POS AM

EXHIBIT 10.112

Loan No. 31-0926091

MOODY NATIONAL RESEARCH-AUSTIN HOLDING, LLC, as grantor

to

DANIEL S. HUFFENUS, as trustee

for the benefit of

WELLS FARGO BANK, NATIONAL ASSOCIATION, as beneficiary

_______________________________________________

DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING
_______________________________________________

Dated:	Made as of November 19, 2014 and effective as of November 20, 2014

Location:	11617 Research Boulevard Austin, Texas 78759
County:	Travis

PREPARED FOR OR BY AND UPON RECORDATION RETURN TO:

Katten Muchin Rosenman LLP 550 South Tryon Street, Suite 2900 Charlotte, North Carolina 28202

Attention:	Daniel S. Huffenus

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THIS INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

THIS DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this “Security Instrument”) is made as of this 19th day of November, 2014, and effective as of November 20, 2014, by MOODY NATIONAL RESEARCH-AUSTIN HOLDING, LLC, a Delaware limited liability company, having its principal place of business at 6363 Woodway, Suite 110, Houston, Texas 77057, as grantor (together with its permitted successors and assigns, “Borrower”) to DANIEL S. HUFFENUS, having an address at 550 South Tryon Street, Suite 2900, Charlotte, North Carolina 28202, as trustee (together with its successors and assigns, “Trustee”) for the benefit of WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, with a mailing address at Wells Fargo Center, 1901 Harrison Street, 2nd Floor, MAC A0227-020, Oakland, California 94612, as beneficiary (together with its successors and assigns, “Lender”). All capitalized terms not defined herein shall have the respective meanings set forth in the Loan Agreement (defined below).

RECITALS:

This Security Instrument is given to Lender to secure a certain loan (the “Loan”) advanced pursuant to a certain loan agreement between Borrower and Lender (as the same may have been or may be amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), which such Loan is evidenced by, among other things, a certain Promissory Note executed in connection with the Loan Agreement (together with all extensions, renewals, replacements, restatements or other modifications thereof, whether one or more being hereinafter collectively referred to as the “Note”);

Borrower desires to secure the payment of the outstanding principal amount set forth in, and evidenced by, the Loan Agreement and the Note together with all interest accrued and unpaid thereon and all other sums due to Lender in respect of the Loan under the Note, the Loan Agreement, this Security Instrument or any of the other Loan Documents (defined below) (collectively, the “Debt”) and the performance of all of the obligations due under the Note, the Loan Agreement and all other documents, agreements and certificates executed and/or delivered in connection with the Loan (as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, collectively, the “Loan Documents”); and

This Security Instrument is given pursuant to the Loan Agreement, and payment, fulfillment, and performance of the obligations due thereunder and under the other Loan Documents are secured hereby in accordance with the terms hereof.

Article 1 – Grants of Security

Section 1.1.        Property Mortgaged. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer, convey and grant a security interest to Trustee, its successors and assigns, for the benefit of Lender and its successors and assigns in and to the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the “Property”):

(a)        Land. The real property described in Exhibit A attached hereto and made a part hereof (collectively, the “Land”);

(b)        Additional Land. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

(c)        Improvements. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (collectively, the “Improvements”);

(d)        Easements. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements, and the reversions and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, rights of dower, rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements, and every part and parcel thereof, with the appurtenances thereto;

(e)        Fixtures and Personal Property. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures), furniture, software used in or to operate any of the foregoing and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the “Personal Property”), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the “Uniform Commercial Code”), and all proceeds and products of the above;

(f)        Master Lease. All rights, benefits, privileges, and interests of Borrower in that certain Hotel Lease Agreement dated of even date herewith, between Moody National Research-Austin MT, LLC, a Delaware limited liability company (“Master Lessee”), as master tenant, and Borrower, as landlord (the “Master Lease”) and that certain Assignment of Leases and Rents and Security Agreement dated of even date herewith between Master Lessee, as assignor, and Borrower, as landlord (as it may from time to time be assigned, renewed, extended, amended or supplemented, the “Master Lease Assignment of Leases”; together with the Master Lease, the “Master Lease Documents”), and all modifications, extensions, renewals, and replacements of the Master Lease Documents, and all remedies, privileges and security interests granted to Borrower under the Master Lease Documents, and all deposits, credits, options, privileges, and rights of Borrower under the Master Lease Documents, together with all of the easements, rights, privileges, franchises, tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in any way appertaining thereto, and all of the estate, right, title, interest, claim and demand whatsoever of Borrower therein or thereto, either at law or in equity, in possession or in expectancy, now or hereafter acquired;

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(g)        Leases and Rents. All other leases, subleases, subsubleases, lettings, licenses, concessions or other agreements (whether written or oral) pursuant to which any Person is granted a possessory interest in, or right to use or occupy all or any portion of the Land and the Improvements, and every modification, amendment or other agreement relating to such leases, subleases, subsubleases, or other agreements entered into in connection with such leases, subleases, subsubleases, or other agreements and every guarantee of the performance and observance of the covenants, conditions and agreements to be performed and observed by the other party thereto, heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under any Creditors Rights Laws (collectively, the “Leases” provided that, except for purposes of ensuring that Borrower’s right, title and interest in respect of Hotel Transactions have been assigned to Lender and are subject to the lien hereof, the term “Leases” shall not include Hotel Transactions) and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities deposited thereunder to secure the performance by the lessees of their obligations thereunder and rents, rent equivalents, moneys payable as damages (including payments by reason of the rejection of a Lease in a Bankruptcy Action) or in lieu of rent or rent equivalents, royalties (including, without limitation, all oil and gas or other mineral royalties and bonuses), income, receivables, receipts, revenues, deposits (including, without limitation, security, utility and other deposits), accounts, cash, issues, profits, charges for services rendered, and other consideration of whatever form or nature received by or paid to or for the account of or benefit of Borrower, Master Lessee, Manager, or any of their respective agents or employees from any and all sources arising from or attributable to the Property, including, without limitation, all hotel receipts, revenues and credit card receipts collected from guest rooms, restaurants, bars, meeting rooms, banquet rooms and recreational facilities, all receivables, customer obligations, installment payment obligations and other obligations now existing or hereafter arising or created out of the sale, lease, sublease, license, concession or other grant of the right of the use and occupancy of property or rendering of services by Borrower or Master Lessee or any operator or manager of the hotel or the commercial space located in the Improvements or acquired from others (including, without limitation, from the rental of any office space, retail space, guest rooms or other space, halls, stores, and offices, and deposits securing reservations of such space), license, lease, sublease and concession fees and rentals, health club membership fees, food and beverage wholesale and retail sales, service charges, vending machine sales and the Insurance Proceeds, if any, from business or rental interruption or other loss of income insurance (collectively, the “Rents”) and all proceeds from the sale or other disposition of the Leases and the right to receive and apply the Rents to the payment of the Debt;

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(h)        Insurance Proceeds. All insurance proceeds in respect of the Property under any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property (collectively, the “Insurance Proceeds”);

(i)        Condemnation Awards. All condemnation awards, including interest thereon, which may heretofore and hereafter be made with respect to the Property by reason of any taking or condemnation, whether from the exercise of the right of eminent domain (including, but not limited to, any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property (collectively, the “Awards”);

(j)        Tax Certiorari. All refunds, rebates or credits in connection with reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

(k)        Rights. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

(l)        Agreements. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the occurrence and during the continuance of any Event of Default hereunder, to receive and collect any sums payable to Borrower thereunder;

(m)        Intangibles. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records and all other general intangibles relating to or used in connection with the operation of the Property;

(n)        Accounts. All reserves, escrows and deposit accounts maintained by Borrower with respect to the Property, including without limitation, the Accounts and all cash, checks, drafts, certificates, securities, investment property, financial assets, instruments and other property held therein from time to time and all proceeds, products, distributions or dividends or substitutions thereon and thereof;

(o)        Proceeds. All proceeds of any of the foregoing items set forth in subsections (a) through (n) including, without limitation, Insurance Proceeds and Awards, into cash or liquidation claims; and

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(p)        Other Rights. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (o) above.

Section 1.2.        Assignment of Rents. Borrower hereby absolutely and unconditionally assigns to Lender and Trustee all of Borrower’s right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of the Loan Agreement and Section 8.1(h) of this Security Instrument, Lender grants to Borrower a revocable license to (i) collect, receive, use and enjoy the Rents and Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums, and (ii) enforce the terms of the Leases.

Section 1.3.        Security Agreement. This Security Instrument is both a real property mortgage and a “security agreement” within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (hereinafter defined), a security interest in the Property to the full extent that the Property may be subject to the Uniform Commercial Code.

Section 1.4.        Fixture Filing. Certain of the Property is or will become “fixtures” (as that term is defined in the Uniform Commercial Code) on the Land, and this Security Instrument, upon being filed for record in the real estate records of the city or county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said Uniform Commercial Code upon such of the Property that is or may become fixtures.

Section 1.5.        Conditions to Grant. TO HAVE AND TO HOLD the above granted and described Property unto Trustee for and on behalf of Lender and to the use and benefit of Lender and Trustee and their successors and assigns, forever; IN TRUST, WITH POWER OF SALE, to secure payment to Lender of the Debt at the time and in the manner provided for its payment in the Note and the Loan Agreement; PROVIDED, HOWEVER, these presents are upon the express condition that, if Lender shall be well and truly paid the Debt at the time and in the manner provided in the Note, the Loan Agreement and this Security Instrument, if Borrower shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, the Loan Agreement and the other Loan Documents, these presents and the estate hereby granted shall cease, terminate and be void; provided, however, that Borrower’s obligation to indemnify and hold harmless Lender pursuant to the provisions hereof shall survive any such payment or release.

Article 2 – Debt and Obligations Secured

Section 2.1.        Debt. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the Debt.

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Section 2.2.        Other Obligations. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the performance of the following (the “Other Obligations”): (a) all other obligations of Borrower contained herein; (b) each obligation of Borrower contained in the Loan Agreement and any other Loan Document; and (c) each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement or any other Loan Document.

Section 2.3.        Debt and Other Obligations. Borrower’s obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively herein as the “Obligations.”

Section 2.4.        Payment of Debt. Borrower will pay the Debt at the time and in the manner provided in the Loan Agreement, the Note and this Security Instrument.

Section 2.5.        Incorporation by Reference. Borrower covenants and agrees that all the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and (c) all and any of the other Loan Documents, are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

Article 3 – Property Covenants

Borrower covenants and agrees that:

Section 3.1.        Insurance. Borrower shall obtain and maintain, or cause to be obtained and maintained, in full force and effect at all times insurance with respect to Borrower and the Property as required pursuant to the Loan Agreement.

Section 3.2.        Taxes and Other Charges. Subject to Borrower’s rights of contest as may be specifically set forth in the Loan Agreement, Borrower shall pay all real estate and personal property taxes, assessments, water rates or sewer rents (collectively “Taxes”), ground rents, maintenance charges, impositions (other than Taxes), and any other charges, including, without limitation, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property (collectively, “Other Charges”), now or hereafter levied or assessed or imposed against the Property or any part thereof in accordance with the Loan Agreement.

Section 3.3.        Leases. Borrower shall not (and shall not permit any other applicable Person to) enter in any Leases for all or any portion of the Property unless in accordance with the provisions of the Loan Agreement.

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Section 3.4.        Warranty of Title. Borrower has good, indefeasible, marketable and insurable title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same. Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements except for the Permitted Encumbrances, such other liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. This Security Instrument, when properly recorded in the appropriate records, together with any Uniform Commercial Code financing statements required to be filed in connection therewith, will create (a) a legal, valid, and perfected first priority lien on that portion of the Property constituting an interest in real property, subject only to Permitted Encumbrances and the liens created by the Loan Documents and (b) a legal, valid, and perfected first priority security interests in and to, and legal, valid, and perfected collateral assignments of, all personalty (including the Leases, to the extent that the creation of a security interest in the Leases is subject to the Uniform Commercial Code, as in effect under applicable law), to the extent that a security interest therein can be created under the Uniform Commercial Code as in effect in the State of New York or Texas, as applicable, and can be perfected by the filing of financing statements under the Uniform Commercial Code, all in accordance with the terms thereof, in each case subject only to any applicable Permitted Encumbrances, such other liens as are permitted pursuant to the Loan Documents and the liens created by the Loan Documents. Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all Persons whomsoever.

Section 3.5.        Payment for Labor and Materials. Subject to Borrower’s right to contest any Work Charge (defined herein) pursuant to the terms of the Loan Agreement, Borrower will promptly pay (or cause to be paid) when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property (each, a “Work Charge”) and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof except for the Permitted Encumbrances. Borrower represents there are no claims for payment for work, labor or materials affecting the Property which are or may become a lien prior to, or of equal priority with, the liens created by the Loan Documents.

Article 4 – Further Assurances

Section 4.1.        Compliance with Loan Agreement. Borrower shall comply with all covenants set forth in the Loan Agreement relating to acts or other further assurances to be made on the part of Borrower in order to protect and perfect the lien or security interest hereof upon, and in the interest of Lender in, the Property.

Section 4.2.        Authorization to File Financing Statements; Power of Attorney. Borrower hereby authorizes Lender at any time and from time to time to file any initial financing statements, amendments thereto and continuation statements as authorized by applicable law, as applicable to all or part of the Personal Property and as necessary or required in connection herewith. For purposes of such filings, Borrower agrees to furnish any information requested by Lender promptly upon request by Lender. Borrower also ratifies its authorization for Lender to have filed any like initial financing statements, amendments thereto or continuation statements, if filed prior to the date of this Security Instrument. Borrower hereby irrevocably constitutes and appoints Lender and any officer or agent of Lender, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of Borrower or in Borrower’s own name to execute in Borrower’s name any such documents and otherwise to carry out the purposes of this Section 4.2, to the extent that Borrower’s authorization above is not sufficient and Borrower fails or refuses to promptly execute such documents. To the extent permitted by law, Borrower hereby ratifies all acts said attorneys-in-fact have lawfully done in the past or shall lawfully do or cause to be done in the future by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

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Article 5 – Due On Sale/Encumbrance

Section 5.1.        No Sale/Encumbrance. Except in accordance with the express terms and conditions contained in the Loan Agreement or otherwise with Lender’s express prior written consent (which consent may be granted or denied in Lender’s sole discretion), Borrower shall not cause or permit a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or grant of any options with respect to, or any other transfer or disposition (directly or indirectly, voluntarily or involuntarily, by operation of law or otherwise, and whether or not for consideration or of record) of a legal or beneficial interest in the Property or any part thereof, Borrower, any constituent owner or other holder of a direct or indirect equity interest in Borrower, any indemnitor or other guarantor of the Loan, any constituent owner or other holder of a direct or indirect equity interest in such indemnitor or guarantor, any manager or operating lessee of the Property that is affiliated with Borrower or any constituent owner or other holder of a direct or indirect equity interest in such manager or such operating lessee.

Article 6 – Prepayment, Release of Property

Section 6.1.        Prepayment. The Debt may not be prepaid in whole or in part except in strict accordance with the express terms and conditions of the Note and the Loan Agreement.

Section 6.2.        Release of Property. Borrower shall not be entitled to a release of any portion of the Property from the lien of this Security Instrument except in accordance with terms and conditions of the Loan Agreement.

Article 7 – Default

Section 7.1.        Event of Default. The term “Event of Default” as used in this Security Instrument shall have the meaning assigned to such term in the Loan Agreement.

Article 8 – Rights And Remedies Upon Default

Section 8.1.        Remedies. Upon the occurrence and during the continuance of any Event of Default, Borrower agrees that Lender may or acting by or through Trustee may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in their sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender or Trustee:

(a)        declare the entire unpaid Debt to be immediately due and payable;

(b)        institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law, in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

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(c)        with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

(d)        sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

(e)        institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the other Loan Documents;

(f)        recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument or the other Loan Documents;

(g)        apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice to Borrower, which notice Borrower expressly waives, and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower, any guarantor or indemnitor under the Loan or any other Person liable for the payment of the Debt and whose appointment Borrower expressly consents to take possession of and to operate the Property and to collect the Rents and to otherwise protect and preserve the Property;

(h)        the license granted to Borrower under Section 1.2 hereof shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys’ fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

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(i)        subject to the provisions of the Loan Agreement, apply any sums then deposited or held in escrow or otherwise by or on behalf of Lender in accordance with the terms of the Loan Agreement, this Security Instrument or any other Loan Document to the payment of the following items in any order in its sole discretion: (i) Taxes and Other Charges; (ii) insurance premiums; (iii) interest on the unpaid principal balance of the Note; (iv) amortization of the unpaid principal balance of the Note; (v) all other sums payable pursuant to the Note, the Loan Agreement, this Security Instrument and the other Loan Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

(j)        upon foreclosure of this Security Instrument, surrender the insurance policies maintained pursuant to the Loan Agreement, collect the unearned insurance premiums for such insurance policies and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such insurance premiums;

(k)        apply the undisbursed balance of any deposit made by Borrower with Lender in connection with the restoration of the Property after a casualty thereto or condemnation thereof, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion;

(l)        exercise any and all rights, remedies or other privileges of Borrower under the Master Lease and the Master Lease Assignment of Leases; and/or

(m)        pursue such other remedies as Lender may have under Applicable Law.

In the event of a sale, by foreclosure, power of sale or otherwise, of less than all of Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section to the contrary, if any Event of Default as described in Section 10.1(g) of the Loan Agreement shall occur (with respect to Borrower and SPE Component Entity only), the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

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Section 8.2.        Application of Proceeds. Subject to the provisions of the Loan Agreement, the purchase money, proceeds and avails of any disposition of the Property, and or any part thereof, or any other sums collected by Lender pursuant to the Note, this Security Instrument or the other Loan Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

Section 8.3.        Right to Cure Defaults. Upon the occurrence and during the continuance of any Event of Default, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make any payment or do any act required of Borrower hereunder in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender or Trustee is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys’ fees to the extent permitted by law), with interest as provided in this Section 8.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at any default rate specified in the Loan Agreement, if any (the “Default Rate”), for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender or Trustee together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

Section 8.4.        Actions and Proceedings. Lender or Trustee has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

Section 8.5.        Recovery of Sums Required To Be Paid. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for an Event of Default or Events of Default by Borrower existing at the time such earlier action was commenced.

Section 8.6.        Other Rights, etc. (a) The failure of Lender or Trustee to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower’s obligations hereunder by reason of (i) the failure of Lender or Trustee to comply with any request of Borrower or any guarantor or indemnitor with respect to the Loan to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note or the other Loan Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any Person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, this Security Instrument or the other Loan Documents.

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(b)        It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in the value of the Property, for failure to maintain the insurance policies required to be maintained pursuant to the Loan Agreement, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief if any such possession is requested or obtained with respect to any Property or collateral not in Lender’s possession.

(c)        Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender or Trustee may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender or Trustee thereafter to foreclose this Security Instrument. The rights of Lender or Trustee under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender or Trustee shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Neither Lender nor Trustee shall be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

Section 8.7.        Right to Release Any Portion of the Property. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

Section 8.8.        Right of Entry. Upon reasonable notice to Borrower, Lender and its agents shall have the right to enter and inspect the Property at all reasonable times.

Section 8.9.        Bankruptcy. (a) Upon the occurrence and during the continuance of an Event of Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code (defined below).

(b)        If there shall be filed by or against Borrower a petition under the Bankruptcy Code and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days’ prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

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Section 8.10.        Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of the Other Obligations.

Article 9 – Environmental Hazards

Section 9.1.        Environmental Covenants. Borrower has provided representations, warranties and covenants regarding environmental matters set forth in the Environmental Indemnity and Borrower shall comply with the aforesaid covenants regarding environmental matters.

Article 10 – Waivers

Section 10.1.        Marshalling and Other Matters. Borrower hereby waives, to the extent permitted by law, the benefit of all Applicable Law now or hereafter in force regarding appraisement, valuation, stay, extension, reinstatement and redemption and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every Person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all Persons to the extent permitted by Applicable Law.

Section 10.2.        Waiver of Notice. Borrower shall not be entitled to any notices of any nature whatsoever from Lender or Trustee except with respect to matters for which this Security Instrument or another Loan Document specifically and expressly provides for the giving of notice by Lender or Trustee to Borrower and except with respect to matters for which Borrower is not permitted by Applicable Law to waive its right to receive notice, and Borrower hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which this Security Instrument or another Loan Document does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower.

Section 10.3.        Intentionally Omitted.

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Section 10.4.        Sole Discretion of Lender. Whenever pursuant to this Security Instrument, Lender exercises any right given to it to approve or disapprove, or any arrangement or term is to be satisfactory to Lender, the decision of Lender to approve or disapprove or to decide whether arrangements or terms are satisfactory or not satisfactory shall (except as is otherwise specifically herein provided) be in the sole (but reasonable) discretion of Lender and shall be final and conclusive.

Section 10.5.        Waiver of Trial by Jury. BORROWER AND LENDER EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EACH OF LENDER AND BORROWER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER AND LENDER.

Section 10.6.        Waiver of Foreclosure Defense. Borrower hereby waives any defense Borrower might assert or have by reason of Lender’s failure to make any tenant or lessee of the Property a party defendant in any foreclosure proceeding or action instituted by Lender.

Article 11 – Intentionally Omitted

Article 12 – Notices

Section 12.1.        Notices. All notices or other written communications hereunder shall be delivered in accordance with the applicable terms and conditions of the Loan Agreement.

Notices to the Trustee shall be sent as follows:

Katten Muchin Rosenman LLP

550 South Tryon St, Suite 2900

Charlotte, North Carolina 28202

Attention: Daniel S. Huffenus, Esq.

Facsimile: (704) 344-3056

Article 13 – Applicable Law

Section 13.1.        Governing Law. This Security Instrument shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and Applicable Laws of the United States of America.

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Section 13.2.        Provisions Subject to Applicable Law. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.

Article 14 – Definitions

Section 14.1.        General Definitions. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word “Borrower” shall mean “each Borrower and any subsequent owner or owners of the fee interest in the Property or any part thereof or any interest therein,” the word “Lender” shall mean “Lender and any of Lender’s successors and assigns,” the word “Note” shall mean “the Note and any other evidence of indebtedness secured by this Security Instrument,” “Trustee” shall mean “Trustee and any substitute Trustee of the estates, properties, powers, trusts and rights conferred upon Trustee pursuant to this Security Instrument, the word “Property” shall include any portion of the Property and any interest therein, and the phrases “attorneys’ fees”, “legal fees” and “counsel fees” shall include any and all attorneys’, paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.

Article 15 – Miscellaneous Provisions

Section 15.1.        No Oral Change. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower, Lender or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

Section 15.2.        Successors and Assigns. This Security Instrument shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns forever.

Section 15.3.        Inapplicable Provisions. If any term, covenant or condition of the Loan Agreement, the Note or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Loan Agreement, the Note and this Security Instrument shall be construed without such provision.

Section 15.4.        Headings, etc. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

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Section 15.5.        Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

Section 15.6.        Entire Agreement. This Security Instrument and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of this Security Instrument and the other Loan Documents.

Section 15.7.        Limitation on Lender’s Responsibility. No provision of this Security Instrument shall operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other Person, or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger. Nothing herein contained shall be construed as constituting Lender a “mortgagee in possession.”

Article 16 – Deed of Trust Provisions

Section 16.1.        Concerning the Trustee. Trustee shall be under no duty to take any action hereunder except as expressly required hereunder or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee’s reasonable satisfaction. Trustee, by acceptance of this Security Instrument, represents that it is duly qualified to serve as Trustee hereunder and covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days’ notice to Borrower and to Lender. Lender may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole discretion for any reason whatsoever Lender may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Security Instrument is recorded and all powers, rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required by Lender. The procedure provided for in this paragraph for substitution of Trustee shall be in addition to and not in exclusion of any other provisions for substitution, by law or otherwise.

Section 16.2.        Trustee’s Fees. Borrower shall pay all reasonable costs, fees and expenses incurred by Trustee and Trustee’s agents and counsel in connection with the performance by Trustee of Trustee’s duties hereunder and all such costs, fees and expenses shall be secured by this Security Instrument. Notwithstanding anything to the contrary contained herein or in any other Loan Document, Trustee hereby acknowledges and agrees that no fees or other compensation shall be payable to Trustee hereunder or otherwise in connection with the Loan or Loan Documents except in connection with (a) a sale of the Property in connection with an exercise of remedies hereunder and/or under the other Loan Documents or (b) a release hereof in accordance with the applicable terms and conditions hereof and of the other Loan Documents.

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Section 16.3.        Certain Rights. With the approval of Lender, Trustee shall have the right to take any and all of the following actions: (i) to select, employ, and advise with counsel (who may be, but need not be, counsel for Lender) upon any matters arising hereunder, including the preparation, execution, and interpretation of the Note, this Security Instrument or the other Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his/her agents or attorneys, (iii) to select and employ, in and about the execution of his/her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee, and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee’s gross negligence or bad faith, and (iv) any and all other lawful action as Lender may instruct Trustee to take to protect or enforce Lender’s rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Property for debts contracted for or liability or damages incurred in the management or operation of the Property. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting an action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for actual expenses incurred by Trustee in the performance of Trustee’s duties hereunder and to reasonable compensation for such of Trustee’s services hereunder as shall be rendered.

Section 16.4.        Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by applicable law) and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 16.5.        Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Borrower by any Trustee or substitute trustee to more fully and certainly vest in and confirm to Trustee or substitute trustee such estates rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Borrower.

Section 16.6.        Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed, or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its or his/her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Lender or of the substitute trustee, Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in Trustee’s place.

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Article 17 – State-Specific Provisions

Section 17.1.        Principles of Construction. In the event of any inconsistencies between the terms and conditions of this Article 17 and the terms and conditions of this Security Instrument, the terms and conditions of this Article 17 shall control and be binding.

Section 17.2.        Foreclosure. The following provisions shall be applicable in the event Lender elects to institute foreclosure proceedings upon the occurrence and during the continuance of an Event of Default.

(a)        Should Lender have elected to accelerate the indebtedness secured hereby, Lender may initiate foreclosure of the Property by requesting the Trustee to effectuate a non-judicial foreclosure sale. The Trustee of this Security Instrument shall then sell, or offer for sale, the Property at public sale to the highest bidder for cash during a three hour period between the hours of ten o’clock a.m. and four o’clock p.m. whose earliest point in time is specified, on the first Tuesday of any month, at the area officially designated for holding such sales at the courthouse of any county in the State of Texas in which any part of the Property is situated, after having given notice of the date, the time period, place and terms of said sale in accordance with the laws of the State of Texas then in force and governing said sales of real property and improvements under powers conferred by deeds of trust. The Property shall be sold by posting, or causing to be posted, at least twenty one (21) consecutive days prior to the date of said sale, written or printed notice thereof at the courthouse door in each of the counties in which the Property is situated, designating the county where the Property will be sold and designating the date, the time period, the place and the terms of sale. A copy of such notice shall also be filed in the office of the County Clerk in each county of the State of Texas in which any part of the Property is situated at least twenty one (21) consecutive days before the date of said sale of the Property. Lender shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor Trustee, or by any receiver or public officer. Any Lender purchasing at any such sale shall have the right to credit the secured indebtedness owing to such Lender upon the amount of its bid entered at such sale to the extent necessary to satisfy such bid. Said Trustee may appoint an attorney in fact to act in its stead as Trustee to conduct sale as hereinbefore provided. Borrower authorizes and empowers the Trustee to sell the Property, in lots or parcels or as a whole, and to execute and deliver to the purchaser or purchasers thereof good and sufficient deeds of conveyance thereto of the estate of title then existing on the Property and bills of sale with covenants of general warranty. Borrower binds itself to warrant and forever defend the title of such purchaser or purchasers when so made by the Trustee, and agrees to accept proceeds of said sale, if any, which are payable to Borrower as provided herein. In addition to the posting and filing of notices hereinabove provided, and for so long as required by law, no foreclosure under the power of sale herein contained shall be held unless Lender, at least twenty one (21) days preceding the date of sale and in the manner prescribed by law, shall have served written notice of the proposed sale which designates the County where the Property will be sold and designates the date, time period, the place and the terms of sale by certified mail on Borrower. Service of such a notice by certified mail shall be completed upon deposit of such notice, postage prepaid and properly addressed to each such person or entity at the address for Borrower indicated on the first page of this Security Instrument, in a Post Office of the United States Postal Service or in an official depository under the care and custody of the United States Postal Service. The affidavit of a person knowledgeable of the facts to the effect that such service was completed shall be prima facie evidence of the fact of service.

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(b)        Should Lender have not elected to accelerate the indebtedness secured hereby, Lender may nonetheless proceed with foreclosure in satisfaction of such Event of Default, either through the courts or by directing the Trustee to proceed as if under a full foreclosure, conducting sale as hereinbefore provided, but without declaring the entire indebtedness secured by this Security Instrument due, and provided that if said sale is made because of such Event of Default, such sale may be made subject to the unmatured part of the secured indebtedness. Such sale, if so made, shall not in any manner affect the unmatured part of the debt secured by this Security Instrument, but as to such unmatured part, this Security Instrument shall remain in full force as though no sale had been made. Several sales may be made without exhausting the right of sale with respect to any unmatured part of the secured indebtedness, it being the purpose and intent hereof to provide for a foreclosure and the sale of the Property for any matured portion of said secured indebtedness without exhausting the power of foreclosure.

(c)        In the event foreclosure proceedings are instituted or filed by Lender, all reasonable out of pocket expenses incident to such proceedings, including, but not limited to, reasonable attorneys’ fees and costs, shall be paid by Borrower and secured by this Security Instrument and by all of the other Loan Documents securing all or any part of the indebtedness evidenced by the Note. The secured indebtedness and all other obligations secured by this Security Instrument, including, without limitation, interest at the Default Rate, any prepayment charge, fee or premium required to be paid under the Note in order to prepay principal (to the extent permitted by applicable law), reasonable attorneys’ fees and any other amounts due and unpaid to Lender under the Loan Documents, may be bid by Lender in the event of a foreclosure sale hereunder.

Section 17.3.        Waiver of Deficiency Statute.

(a)        Waiver. In the event an interest in any of the Property is foreclosed upon pursuant to a judicial or nonjudicial foreclosure sale, Borrower agrees that, notwithstanding the provisions of Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as the same may be amended from time to time), and to the extent permitted by law, Lender shall be entitled to seek a deficiency judgment from Borrower and any other party obligated on the Note equal to the difference between the amount owing on the Note and the amount for which the Property was sold pursuant to judicial or nonjudicial foreclosure sale. Borrower expressly recognizes that this section constitutes a waiver of the above cited provisions of the Texas Property Code which would otherwise permit Borrower and other persons against whom recovery of deficiencies is sought or any indemnitor or guarantor independently (even absent the initiation of deficiency proceedings against them) to present competent evidence of the fair market value of the Property as of the date of the foreclosure sale and offset against any deficiency the amount by which the foreclosure sale price is determined to be less than such fair market value. Borrower further recognizes and agrees that this waiver creates a presumption that the foreclosure sale price is equal to the fair market value of the Property for purposes of calculating deficiencies owed by Borrower, any indemnitor or guarantor, and others against whom recovery of a deficiency is sought.

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(b)        Alternative to Waiver. Alternatively, in the event the waiver provided for in subsection (a) above is determined by a court of competent jurisdiction to be unenforceable, the provisions of this Section 17.3(b) shall be the basis for the finder of fact’s determination of the fair market value of the Property as of the date of the foreclosure sale in proceedings governed by Sections 51.003, 51.004 and 51.005 of the Texas Property Code (as amended from time to time). In such event, (i) the Property shall be valued in an “as is” condition as of the date of the foreclosure sale, without any assumption or expectation that the Property will be repaired or improved in any manner before a resale of the Property after foreclosure; (ii) the valuation shall be based upon an assumption that the foreclosure purchaser desires a resale of the Property for cash promptly (but no later than 12 months) following the foreclosure sale; (iii) all reasonable closing costs customarily borne by the seller in commercial real estate transactions should be deducted from the gross fair market value of the Property, including, without limitation, brokerage commissions, title insurance, a survey of the Property, tax prorations, attorneys’ fees, and marketing costs; (iv) the gross fair market value of the Property shall be further discounted to account for estimated holding costs, if any, in excess of estimated operating revenues associated with maintaining the Property pending sale, including, without limitation, utilities expenses, property management fees, taxes and assessments (to the extent not accounted for in item (iii) above), and other maintenance, operational and ownership expenses; and (v) any expert opinion testimony given or considered in connection with a determination of the fair market value of the Property must be given by persons having at least five (5) years’ experience in appraising property similar to the Property and who have conducted and prepared a complete written appraisal of the Property taking into consideration the factors set forth above.

Section 17.4.        SPECIFIC NOTICE REGARDING INDEMNITIES. IT IS EXPRESSLY AGREED AND UNDERSTOOD THAT THIS SECURITY INSTRUMENT INCLUDES INDEMNIFICATION PROVISIONS WHICH, IN CERTAIN CIRCUMSTANCES, COULD INCLUDE AN INDEMNIFICATION BY BORROWER OF LENDER FROM CLAIMS OR LOSSES ARISING AS A RESULT OF LENDER’S OWN NEGLIGENCE.

Section 17.5.        Financing Statement. This Security Instrument shall also be effective as a financing statement covering as-extracted collateral subject to, and pursuant to the provisions of, Section 9.301 of the Uniform Commercial Code – Secured Transactions, as adopted in Texas as the same may be later amended, and is to be filed for record in the real estate records of the county where the Property is located.

Section 17.6.        Time is of the Essence. Time is of the essence with respect to all provisions of this Security Instrument.

Section 17.7.        Texas Assignment of Rents Act. This is a present assignment and Lender’s right to the Rents is not contingent upon, and may be exercised without, possession of the Property. The assignment of rents is subject to Chapter 64 of the Texas Property Code (or its successor). Accordingly, Lender agrees to comply with such statute, including, without limitation, the notice requirement. For purposes of notice, Borrower’s address is indicated in the preamble.

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Section 17.8.        Notice of No Oral Agreements. Borrower and Lender hereby take notice of and agree to the following:

(a)        PURSUANT TO SUBSECTION 26.02(b) OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED THEREIN EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR BY THAT PARTY’S AUTHORIZED REPRESENTATIVE.

(b)        PURSUANT TO SUBSECTION 26.02(c) OF THE TEXAS BUSINESS AND COMMERCE CODE, THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO THE LOAN DOCUMENTS SHALL BE DETERMINED SOLELY FROM THE LOAN DOCUMENTS, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN DOCUMENTS.

(c)        THE LOAN DOCUMENTS AND THIS SECURITY INSTRUMENT REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES THERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, this Security Instrument has been executed by the undersigned as of the day and year first above written.

BORROWER:

MOODY NATIONAL RESEARCH-AUSTIN HOLDING, LLC, a Delaware limited liability company

By:	/s/ Brett C. Moody
Name: Brett C. Moody
Title:

ACKNOWLEDGMENT

STATE OF	)
) ss.
COUNTY OF	)

This instrument was acknowledged before me on _______________, 2014, by [_____________________ as ____________________ of ____________________, the ____________________ of Moody National Research-Austin Holding, LLC, on behalf of said limited liability company].

Notary Public

Printed Name of Notary

My commission expires:

___________________

EXHIBIT A

LEGAL DESCRIPTION

Tract No.1 (Fee)

Lot 2, ALEGRE PARK, a subdivision in Travis County, Texas, according to the map or plat recorded in Document No. 199900294, Official Public Records of Travis County, Texas.

Tract No.2 (Easement)

EASEMENT ESTATE ONLY as created and described in that certain Declaration of Covenants, Conditions and Restrictions, dated January 19, 2000, recorded in Document No. 2000009294, of the Official Public Records of Travis County, Texas, and being over and across Lots 1, 3 and 4, ALEGRE PARK, a subdivision in Travis County, Texas, according to the map or plat recorded in Document No. 199900294, Official Public Records of Travis County.

Tract No.3 (Easement)

EASEMENT ESTATE ONLY as created and described in that certain Declaration of Easements and Restrictions, dated October 19, 1999, recorded in Document No. 1999126840, of the Official Records of Travis County, Texas, and being over and across Lots 1, 3 and 4, ALEGRE PARK, a subdivision in Travis County Texas, according to the map or plat recorded in Document No. 199900294, Official Public Records of Travis County, Texas.

Tract No.4 (Easement)

EASEMENT ESTATE ONLY as created and described in that certain Declaration of Easements and Restrictive Covenant Regarding Unified Development and Maintenance of Drainage Facilities, dated August 21, 2012, recorded in Document No. 2013011982, Official Public Records of Travis County, Texas, and being over and across Lots 1, 3 and 4, ALEGRE PARK, a subdivision in Travis County, Texas, according to the map or plat recorded in Document No. 199900294, Official Public Records of Travis County, Texas.

A-1